DUTCHESS CAPITAL MANAGEMENT, LLC

50 Commonwealth Ave, Suite 2, Boston, MA 02116	1110 Route55, Suite 206, LaGrangeville, NY 12540
Phone: (617) 301-4700	Phone (845) 575-6770

August 6, 2008

Mr. Bruce Littell
Logistical Support, LLC
19734 Dearborn St
Chatsworth, CA 91311

Re:  Amendment to Transaction Documents

Dear Mr. Littell:

For the limited purposes set forth below, this shall operate as approval for the Company to extend certain Payments on Advance Amounts due to Dutchess Private Equities Fund, LTD (“Dutchess”) for Orders as outlined in the Purchase Order Financing Agreement dated August 24, 2007 and any amendments made thereto (the “PO”) between Dutchess, on the one hand, and Logistical Support, LLC and all of its subsidiaries and its parent, Logistical Support, Inc. (“LGSL” or the “Company”), on the other hand. The Transaction Documents remain in full force and effect, with the exception of the following: the second amendment to the PO dated August 6th, 2008 shall take effect; and, 2) the Company shall be permitted an extension on the Repayment of Orders for an additional forty-five (45) days from the PO.

Regards,

Douglas Leighton
Director
Dutchess Private Equities Fund, Ltd.

SECOND AMENDMENT

This SECOND Amendment (“Amendment”), to the Purchase Order Financing Agreement dated August 27, 2007 (the "PO") between Dutchess Private Equities Fund, Ltd ("Dutchess") and Logistical Support, LLC (the "Company"), is made this 6th day of August 2008.

WHEREAS, it is in the best interest of both parties to facilitate (the "Facilitation") the amendments in connection with the Previous Agreements.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of is hereby acknowledged, and the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

1.	Amendment to the PO. The PO is hereby amended to update Exhibit B:

EXHIBIT B

List of Contracts for Order:

All current contracts owned by the Company or future contracts received by the Company, with the sole exception of:

2.	Amendment to the PO. The PO is hereby amended to update Exhibit C:

EXHIBIT C

ASSIGNMENT OF ORDERS

AS OF August 4, 2008
FOR LOGISTICAL SUPPORT, INC (“COMPANY”) and
Dutchess Private Equities Fund, Ltd. (“HOLDER”)

FOR VALUE RECEIVED, Company unconditionally and irrevocably sells, bargains, transfers and assigns to Holder, with full recourse in Holder, as of the date shown above, all of Company’s right, title and interest in and to the Raw Materials Orders enumerated in Exhibit “B” attached hereto (hereinafter “Collateral Orders”), together with any security or guarantees associated with those Collateral Orders, including the proceeds of credit insurance due and payable in connection with the Collateral Orders.

Holder shall have the rights to the Collateral Orders set forth in that certain Project Order Financing Agreement dated August 24, 2007 and to which Company and Holder are Parties including, but not limited to, (i) in Holder’s own name and for Holder’s own benefit, to make and effect collections from the Account Debtors of the Collateral Orders; and, (ii) to receive, take possession of, endorse and deposit in Holder’s own bank account(s) any and all payments, commercial paper, notes or acceptances or other things of value received in payment of the Collateral Orders.

By signing below, Holder accepts the assignment of the Orders set out in the attached Exhibit “B”.

The terms “Account Debtors”, “Orders”, “Parties” and “Collateral Orders” shall have the same meaning as defined in Section 1 of this Amendment and entered into by the Parties.

3. No other terms, rights or provisions of the Transaction Documents are or should be considered to have been modified by the terms of this Amendment and each party retains all other rights, obligations, privileges and duties contained in the Transaction Documents.

4. Any reference made in the Transaction Documents to Exhibit B or Exhibit C, shall, as of the date of this Amendment, have the meanings specified herein.

Agreed and Accepted, and duly authorized to sign, on this 6th day of August, 2008.

By Dutchess:
Douglas H. Leighton, Director

By Company:
Bruce Littell, CEO

EXHIBIT B - COLLATERAL ORDERS (UPDATED ON 8-5-08)

LS JOB NUMBER/ITEM DESCRIPTION	CONTRACT NUMBER

007 GEARBOX	SP048002C1045

039 INPUT ASSY	W58RGZ05D0133/0001

042 COLLAR	FA820305C0055

049 COLLAR	FA820305M0290

071 ABSORBER	W58RGZ06D0272/0001

095 UH60 PUMPS	W58RGZ04D0301/0003

100 GEARBOX	SPM480-03-D-0327

104 SPAR	SPM4A707D3187/0001

105 BOLT ASSY	FA850907C0016

112 COLLAR	FA820307C0111

113,114,115 CARGO RAMP RODS	SPM47003D1333/0001-0003

116 INPUT ASSY	W58RGZ05D0133/0002

118 UH60 DAMPERS	W58RGZ05D0255/0004

119 FITTING	W58RGZ07P0534

124 ROD ASSEMBLY RAMP	SPM47003D1333/0004

125 ROD ASSEMBLY RAMP	SPM47003D1333/0005

126 ROD ASSEMBLY RAMP	SPM47003D1333/0006

127 CYLINDER ACTUATING	FA820307C0204

128 FORK	FA820307C0191

130 CASTING	SPM4A707C0263

134 Module Assy UH-60	W58RGZ04D0301/0004

138 PYLON	W58RGZ08D0041/0001

140 ROD ASSEMBLY RAMP	SPM47003D1333/0007

142 Umbilical Retract Mechanism	NNK08MA03P

146 Rod, Piston, Linear	FA8203-07-M-0386

147 Cylinder, Positioning	FA8203-08-C-0012

149 Landing Gear Fork	FA8203-08-C-0068

150 CH-47 Damper Overhaul	W58RGZ-08-D-0067/0001

151 Parts Kit, Beam	SPM4A7-08-C-0119

EXHIBIT B - COLLATERAL ORDERS (UPDATED ON 8-5-08)

153 Collar, Yoke, Landing	FA8203-08-C-0041

154 UH60 Damper Overhaul	W58RGZ-05-D-0255/0005

159 Cylinder Assy	FA8203-08-C-0029

162 Absorber Assy - Overhaul	W58RGZ-06-D-0272/0002

164 Detent Assy	SPM4A7-08-C-0380

167 Rigid Shaft	SPM4A7-08-M-C480

171 Drag Link, Landing Gear	SPRHA1-08-C-0008

172 Cylinder Actuating	SPRHA1-08-C-0011

173 Cylinder Position	SPRHA1-08-C-0016

175 Retract Assy	SPRHA1-08-C-0017